Supplement to the
Strategic Advisers® Core Fund
July 30, 2011
Prospectus

Shareholder Meeting. On or about January 20, 2012, a meeting of the shareholders of Strategic Advisers Core Fund will be held at which time shareholders will be asked to approve an additional sub-advisory agreement with Pyramis Global Advisors, LLC. Shareholders of record on November 21, 2011 will be entitled to vote at the meeting.

A proxy statement relating to the proposals will be available after November 21, 2011. The foregoing is not a solicitation of any proxy. Please read the proxy statement when it is available because it will contain important information relating to the proposal. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's web site (www.sec.gov).

SAI-COR-11-01  September 24, 2011
1.910403.103